SIGNIFICANT ACCOUNTING POLICIES (Details 3) (Magic [Member])	12 Months Ended
	Dec. 31, 2014		Dec. 31, 2013
Magic [Member]
Dividend yield	0.00%		0.00%
Expected volatility - Minimum	32.00%		32.00%
Expected volatility - Maximum	59.00%		59.00%
Risk-free interest rate - Minimum	0.10%	[1]	0.10%	[1]
Risk-free interest rate - Maximum	2.60%		2.60%
Expected forfeiture (employees)	0.00%		0.00%
Expected forfeiture (executives)	0.00%		0.00%
Contractual term of up to	10 years		10 years
Suboptimal exercise multiple (employees)	0.00%	[2]	2.00%	[2]
Suboptimal exercise multiple (executives)	2.00%	[2]	2.00%	[2]

[1]	The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options.
[2]	The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. This factor is estimated based on employees' historical option exercise behavior.